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                                                                    EXHIBIT 10.2


                       FORM OF INDEMNIFICATION AGREEMENT

     AGREEMENT, made and entered into as of __________, 199_, between Cabot Industrial Trust, a Maryland real estate investment trust (the "Trust"), and _________ ("Indemnitee").

     WHEREAS, the Trust is a Maryland real estate investment trust;

     WHEREAS, at the request of the Trust, Indemnitee has agreed to serve as an officer of the Trust (an "Officer") and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service in such capacity;

     WHEREAS, Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland authorizes the Trust to indemnify and advance expenses to trustees and officers of Maryland real estate investment trusts to the same extent as is permitted for directors and officers of a Maryland corporation under Section 2-418 of the Maryland General Corporation Law (the "MGCL"); and

     WHEREAS, as an inducement to Indemnitee to serve as an Officer of the Trust, the Trust has agreed to indemnify Indemnitee against such expenses and costs as may be incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by Maryland; and

     WHEREAS, the parties by this Agreement desire to set forth their agreement regarding such indemnification;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Acts or Omissions Covered by This Agreement. This Agreement shall cover
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any act or omission by Indemnitee after the date of his commencement of service as an Officer of the Trust, regardless of whether said act or omission occurred prior to the date of this Agreement, which act or omission (i) occurs or is alleged to have occurred by reason of his being or having been an Officer, (ii) occurs or is alleged to have occurred, during or after the time when Indemnitee served as an Officer or (iii) gives rise to, or is the direct or indirect subject of a claim in any threatened, pending or completed action, suit or proceeding at any time or times whether during or after his service as an Officer.

     2. Indemnity.
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     (a) The Trust shall indemnify the Indemnitee to the fullest extent permitted by Maryland law (including, without limitation, indemnification permitted under Section 2-418(g) of the MGCL), in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each a "Proceeding"), by reason of the fact that he is or was an Officer of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, partner, employee or agent of another corporation,
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partnership, joint venture, trust or other enterprise and whether or not such action is by or in the right of the Trust or such other corporation, partnership, joint venture, trust or other enterprise with respect to which the Indemnitee serves or has served.

     (b) Notwithstanding anything to the contrary in paragraph (a), the Trust shall indemnify Indemnitee in a Proceeding initiated by Indemnitee only if Indemnitee acted with the authorization of the Trust in initiating that Proceeding, except that any Proceeding brought by the Indemnitee to enforce his rights under this Agreement shall not be subject to this paragraph (b).

     (c) Indemnification under this Agreement shall be provided upon Indemnitee's written request to the Board of Trustees of the Trust (the "Board of Trustee"), setting forth the grounds and lawfulness of such indemnification.

     (d) For purposes of this Agreement, references to "other enterprises" shall include, without limitation, employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Trust" shall include any service as a trustee, director, officer, employee or agent of any other partnership, joint venture, trust or corporation which imposes duties on, or involves services by, Indemnitee which are requested in writing by the trustees of, or which involve services by, such trustee, director, officer, employee or agent with respect to, an employee benefit plan, its participants or beneficiaries.

     3. Burden of Proof. Indemnitee shall be presumed to be entitled to
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indemnification for any act or omission covered in Section 1 or 2 of this
Agreement. The burden of proof of establishing that Indemnitee is not entitled to indemnification or advancement of expenses because of a failure to fulfill a requirement of Maryland law, the Trust's Declaration of Trust, as the same may be amended from time to time (the "Declaration of Trust"), or by-laws as in effect from time to time or this Agreement, shall be on the Trust. In any Proceeding brought by or on behalf of or in the right of Indemnitee to obtain benefits provided to Indemnitee by this Agreement, it shall not be a defense to such proceeding that the Board of Trustees has previously determined that Indemnitee is not entitled to such benefits hereunder, it being the intention of the parties hereto that any such determination shall be required to be made de novo by the court or other trier of fact in such Proceeding.

     4. Notice by Indemnitee. Indemnitee shall notify the Secretary of the Trust
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of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written threat thereof; provided that failure to so notify the Secretary of
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the Trust shall not constitute a waiver by Indemnitee of his rights hereunder, except to the extent that the Trust is materially prejudiced thereby.

     5. Advancement of Expenses. In the event of any Proceeding involving
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Indemnitee which may give rise to a right of indemnification from the Trust pursuant to this Agreement, the Trust shall advance to Indemnitee such amounts as shall be sufficient to cover expenses

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(including fees and disbursements of counsel) incurred by Indemnitee in connection with any Proceeding as incurred and in advance of final disposition within five business days after receipt by the Trust of (i) an undertaking by or on behalf of the Indemnitee to repay the amounts advanced in the event that it ultimately shall be determined in accordance with this Agreement that he is not entitled to indemnification by the Trust, (ii) a written affirmation by the Indemnitee of his or her good faith belief that the standard of conduct necessary for indemnification by the Trust has been met and (iii) satisfactory evidence as to the amount of such expenses. Indemnitee's written certification, together with a copy of the statement paid or to be paid by Indemnitee, shall constitute satisfactory evidence of the amount of such expenses.

     6. Defense of Claim. The Indemnitee shall have the absolute right to employ
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his own counsel in respect of any Proceeding; provided, that in the event that
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more than one Officer is entitled to indemnification under this Agreement or a similar agreement arising out of the same Proceeding, all such Officers, including Indemnitee, shall, to the extent practicable, endeavor to use the same counsel; and further provided, that, prior to selection by the Indemnitee, the
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counsel selected by the Indemnitee would not be precluded as a matter of professional ethics from representing the Trust or a person adverse to the Trust.

     7. Non-Exclusivity of Right of Indemnification. The indemnification rights
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granted to Indemnitee under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Indemnitee may be entitled under Maryland law, the Declaration of Trust, as amended, or by-laws of the Trust, any other agreement, vote of shareholders or Trustees or otherwise.

     8. Termination of Agreement and Survival of Right of Indemnification. The
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rights granted to Indemnitee hereunder shall continue after termination of this
Agreement as provided in Section 1 and shall inure to the benefit of Indemnitee, his personal representative, heirs, executors, administrators and beneficiaries, and this Agreement shall be binding upon the Trust, its successors and assigns.

     9.  Legal Fees and Expenses. The Trust shall pay all legal fees and
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expenses which Indemnitee may incur to collect money due under this Agreement or as a result of the Trust's contesting the validity or enforceability of this Agreement.

     10. Governing Law. This Agreement shall be governed by the laws of the
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State of Maryland.

     11. Severability. If any provision of this Agreement is determined to be
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invalid or unenforceable, the invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement, and this Agreement shall be interpreted as though the invalid or unenforceable provision was not a part of this Agreement.

     12. Changes in Law. This Agreement is intended to provide to Indemnitee, to
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the fullest lawful extent permitted by Maryland law as in effect from time to time, indemnification

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and advancement of expenses in connection with a Proceeding as described in
Sections 2 and 5 hereof; provided, however, that no change in Maryland law shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above stated.


                                             CABOT INDUSTRIAL TRUST


                                             By:
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                                             Name:
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                                             Title:
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                                             INDEMNITEE


                                             ---------------------------------
                                             Name:


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